UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2019

PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 SE Evangeline Thruway, Lafayette, Louisiana		70508
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 235-2452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note – As previously disclosed, on March 14, 2019, PHI, Inc. (the “Company” or “we”) and its principal U.S. subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code. Additional developments in the Chapter 11 Cases are reported below.

Additional information about the Chapter 11 Cases can be found by visiting the Company’s dedicated microsite: http://restructuring.phihelico.com. Claims information can be found at: https://cases.primeclerk.com/PHI. The Company has also established a hotline to ensure a prompt response to questions, which may be accessed at +1 (844) 216-8745 in the U.S. and Canada or by dialing +1 (347) 761-3249 internationally.

Item 8.01 Other Events.

Monthly Operating Report

On July 22, 2019, we filed our unaudited unconsolidated monthly operating report for the month ending June 30, 2019 (the “June Monthly Operating Report”) with the Bankruptcy Court. The June Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in, or incorporated by reference into, Item 7.01 of this Form 8-K (i) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section and (ii) shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Plan Supplement

In connection with the Chapter 11 Cases, on July 23, 2019, the Debtors filed a supplement to their third amended joint plan of reorganization filed with the Bankruptcy Court on June 18, 2019 and the related disclosure statement (the “Plan Supplement”). The Plan Supplement includes various documentation related to the Debtors’ reorganization plan, including the documentation referred to below.

Term Loan Facility

As part of the Plan Supplement, the Debtors have filed with the Bankruptcy Court a form of term loan credit agreement providing for a $225 million first lien senior secured term loan facility (the “Term Loan Facility”) on the terms and conditions summarized below. The Debtors have received binding commitments to fund upon the Debtors’ emergence from bankruptcy the full amount of the Term Loan Facility on the terms set forth in the form of term loan credit agreement filed with the Bankruptcy Court, subject to satisfaction of the conditions summarized below. The Term Loan Facility is a component of the reorganization plan agreed upon between the Debtors and certain of their creditors in the previously-disclosed settlement plan term sheet dated June 5, 2019. The definitive documentation that will govern the Term Loan Facility has not yet been finalized, executed or approved by the Bankruptcy Court, and, accordingly, the actual terms of the debt financing provided thereunder may differ from those described below. We cannot provide you with any assurances that this financing transaction will be completed on the terms described herein or at all.

The following description of the terms of the Term Loan Facility is only a summary, does not purport to be complete and is qualified in its entirety by reference to the form of term loan credit agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Borrower. All borrowings under the Term Loan Facility are expected to be incurred by a new holding company (the “Borrower”) to be formed under the Debtors’ plan of reorganization, which is expected to own directly or indirectly all of the outstanding equity interests of the Debtors upon their emergence from the bankruptcy proceedings.

Maturity. The Term Loan Facility would mature five years after the closing of the Term Loan Facility.

Guarantees and Security. The Borrower’s obligations under the Term Loan Facility are expected to be guaranteed, subject to certain exceptions, by all of its existing and future material domestic subsidiaries.

The Term Loan Facility is expected to be secured by a first-priority security interest on substantially all of assets of the Borrower and the guarantors party to the Term Loan Facility, excluding certain assets reserved to potentially collateralize a future asset-backed revolving credit facility.

Use of Proceeds. The borrowings under the Term Loan Facility would be used (i) to pay in full and discharge all of the Company’s indebtedness under debt agreements with Thirty Two, L.L.C. and Blue Torch Finance L.L.C., (ii) to pay various transaction expenses, and (iii) for general corporate purposes.

Interest Rates and Fees. Borrowings under the Term Loan Facility are expected to be subject to a 2.0% original issuance discount.

The Term Loan Facility will bear interest on the unpaid principal amount at a rate equal to, at our option, either:

•

a base rate determined by reference to the highest of (i) the prime rate in effect for such day as determined by Credit Suisse as its prime rate in effect at its principal office in New York City, (ii) the federal funds effective rate plus 0.5% and (iii) one-month LIBOR, adjusted for statutory reserve requirements, plus 1.0%, in each case, plus an applicable margin; or

•

A LIBOR rate determined by reference to the London interbank offered rate for U.S. dollars for the relevant interest period, adjusted for statutory reserve requirements, plus the applicable margin. The LIBOR rate will be subject to a 1.00% floor.

The applicable margin for borrowings under the Term Loan Facility would be 6.0% with respect to the base rate borrowings and 7.0% with respect to LIBOR borrowings.

We will pay customary fees and expenses in connection with obtaining funding commitments, including certain additional fees if the term loan is not funded by the end of August 30, 2019.

Prepayments. Amounts borrowed under the Term Loan Facility would amortize quarterly at an annual rate of 2.50% in the first and second years of the facility, 5.00% in the third year, and 7.50% thereafter, with the balance payable on the maturity date of the Term Loan Facility.

The Borrower would be required to prepay the Term Loan Facility, subject to exceptions and limitations, with:

•	100% of the net cash proceeds from any issuance or incurrence of indebtedness (other than indebtedness to be permitted by the Term Loan Facility);

•	The net cash proceeds of certain asset sales, subject to certain exceptions and limitations; and

•	The net cash proceeds from the sale of our Air Medical segment of the business.

Beginning with the fiscal year ending December 31, 2020, the Borrower will be required to prepay the Term Loan Facility in an amount equal to a certain percentage of its excess cash flow for each fiscal year, which percentage is based on the Borrower’s consolidated net total leverage ratio for the applicable fiscal year.

The Borrower may voluntarily prepay loans outstanding under the Term Loan Facility, in whole or in part, without premium or penalty (except as described below) in minimum amounts to be determined, at any time, subject to customary “breakage” costs with respect to LIBOR rate loans.

The Borrower would be required to pay a “prepayment premium” in connection with certain prepayments of the Term Loan Facility equal to a percentage of the principal amount so prepaid as follows:

•

during the first year following the closing date of the Term Loan Facility – the greater of (x) 1.0% of the principal amount prepaid and (y) the excess of: (i) the present value at such date of prepayment of (A) 2.0% of the principal amount so prepaid plus (B) the aggregate interest that would have accrued on such amount from the date of prepayment through the first anniversary of the closing of the Term Loan Facility, computed using a discount rate equal to the treasury rate plus 50 basis points discounted to the prepayment on a semi-annual basis, over (ii) the principal amount such loans;

•	during the second year following the closing date of the Term Loan Facility – 2.0%;

•	during the third year following the closing date of the Term Loan Facility – 1.0%; and

•	during the fourth year following the closing date of the Term Loan Facility and thereafter – 0%.

Covenants and Events of Default. The Term Loan Facility will contain customary restrictive covenants that, subject to certain exceptions and limitations, will limit or restrict the ability of the Borrower and its restricted subsidiaries (as defined in the Term Loan Facility) to, among other things, (i) purchase, retire or redeem any shares of their capital stock; (ii) incur indebtedness; (iii) mortgage or encumber their assets; (iv) make loans to, or guarantee the indebtedness of, any individual or entity; (v) effect a change of control; (vi) consolidate with or merge into any other corporation, or permit any other corporation to merge into the Borrower or the restricted subsidiaries; (vii) sell or lease all or substantially all of the assets of the Borrower or its restricted subsidiaries; or (viii) acquire all or a substantial part of the assets or capital stock of another entity. The Term Loan Facility will also contain a $20 million minimum liquidity financial covenant.

In addition, the Term Loan Facility will contain customary representations and warranties, affirmative covenants and events of default. Upon an event of default, the lenders (as defined in the Term Loan Facility) are entitled, subject to certain limitations, to declare the term loan, any other loans and all other obligations of the Borrower or its subsidiaries to the lenders immediately due and payable and to take all actions permitted to be taken by a secured creditor.

Conditions to Term Loan Facility. The obligations of the initial lenders to provide the Term Loan Facility is subject to certain conditions, including without limitation, (a) the Bankruptcy Court’s approval of the Term Loan Facility, (b) the Bankruptcy Court’s confirmation of the Debtors’ reorganization plan, and (c) the absence at the closing of any material breach of the representations, warranties and covenants made by the Borrower and its restricted subsidiaries.

Other Plan Supplement Documents

The Plan Supplement filed with the Bankruptcy Court includes various other documentation, including:

•	the Debtors’ plan to implement a new holding company structure;

•	an update on our consolidated equity value;

•	an update on certain of the directors that are expected to serve the new holding company upon implementation of the Debtors’ reorganization plan; and

•	certain warrants expected to be issued under the reorganization plan.

For further information on these and other matters, we urge you to consult the Plan Supplement, which can be accessed in the manner described above. In the coming days, we expect to file additional supplemental documentation with the Bankruptcy Court, which will also be accessible in the same manner.

Cautionary Statements

Caution Concerning Forward-Looking Statements. This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All such statements other than statements of historical fact are “forward-looking” statements, as defined by (and subject to the “safe harbor” protections under) the federal securities laws. When used herein, the words “anticipates,” “expects,” “believes,” “seeks,” “hopes,” “intends,” “plans,” “projects,” “will” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond the Company’s control. These forward-looking statements, and the assumptions on which they are based, (i) are not guarantees of future events, (ii) are inherently speculative and (iii) are subject to significant risks and uncertainties. Actual events and results may differ materially from those anticipated, estimated, projected or implied by the Company in those statements if one or more of these risks or uncertainties materialize, or if the Company’s underlying assumptions prove incorrect. All of the Company’s forward-looking statements are qualified in their entirety by reference to the Company’s discussion of certain important factors that could cause the Company’s actual results to differ materially from those anticipated, estimated, projected or implied in those forward-looking statements.

Factors that could cause the Company’s results to differ materially from the expectations expressed in such forward-looking statements include but are not limited to risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to meet each of the conditions to the extension of credit under the Term Loan Facility, to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of the Bankruptcy Court rulings in the Chapter 11 Cases, the Company’s ability to obtain Bankruptcy Court approval of its plan of reorganization and the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue and execute its business strategies, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain its key personnel, uncertainty and continuing risks associated with the Company’s ability to achieve its stated goals and continue as a going concern; the Company’s ability to implement operational improvement efficiencies; the trading price and volatility of the Company’s securities, as well as other risks referenced from time to time in the Company’s filings with the SEC.

Additional factors or risks that the Company currently deems immaterial, that are not presently known to the Company, that arise in the future or that are not specific to the Company could also cause the Company’s actual results to differ materially from its expected results. Given these uncertainties, investors are cautioned not to unduly rely upon the Company’s forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Further, the Company may make changes to its intentions or plans at any time, without notice and for any reason. For these reasons, the Company can provide no assurances as to the ultimate outcome of the Chapter 11 Cases, including its ability to obtain all necessary financing or the ultimate recoveries of the various classes of the Company’s claimants.

Caution Concerning the Terms Included within the Term Loan Facility. In connection with your review of the Term Loan Facility, please note that the representations and warranties contained therein will be made solely for the benefit of the counterparties thereto and:

•	should not in any instance be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may be qualified by disclosures to be made to the other parties in connection with the negotiation of the agreement, which disclosures are not necessarily reflected in the agreement filed herewith;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	will be made only as of the date of the Term Loan Facility or such other date or dates as may be specified therein and are subject to more recent developments.

Accordingly, the representations and warranties may not describe the actual state of affairs as of the date they are made or at any other time.

Caution Concerning the Monthly Operating Report. The Company cautions current and prospective investors not to unduly rely on the information contained in the June Monthly Operating Report, which was not prepared or reviewed for the purpose of facilitating an investment decision relating to any of the securities of the Company. The June Monthly Operating Report has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The June Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is unconsolidated, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. If you are a current or prospective investor in the Company’s securities, you should not assume that the June Monthly Operating Report is complete or provides a suitable basis upon which to make an investment decision regarding purchasing, selling or holding the Company’s securities.

Caution Regarding Trading. The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. Under the Debtors’ amended joint plan of reorganization, the Company expects its current equity holders to experience a significant or complete loss of their investment, depending on the ultimate outcome of the Chapter 11 Cases and the ultimate value of the warrants proposed to be issued to its current equity holders as described above.

The filing of this Form 8-K (including the exhibit hereto) shall not be deemed an admission as to the materiality of any information included or incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Term Loan Credit Agreement
99.1	June Monthly Operating Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc.

Date: July 24, 2019	By:	/s/ Trudy P. McConnaughhay
Trudy P. McConnaughhay
Chief Financial Officer and Secretary